Exhibit 10.4(b)

                           MEMORANDUM OF UNDERSTANDING


                                     BETWEEN


                              RUSSIAN DEPOSIT BANK


                                       AND


                                 IPORUSSIA, INC.

                                  UNDERSTANDING

     This Memorandum, effective this 31st day of ___ October, 2002, by and between IPORUSSIA, INC. ("Advisor"), a Delaware USA Corporation, and Russian Deposit Bank ("Bank"), a Russian registered bank Company. The Bank and Advisor are referred herein together as the "Parties", and each separately as a "Party".

     WHEREAS, the Bank is a Limited Partnership Company and desires to have its securities traded in the United States, or foreign Stock Market ("Stock Market");

     WHEREAS, Advisor represents that it will endeavor to assist and introduce the Bank to one or more underwriting companies, stock brokerage companies, a potential strategic alliance partner in the form of a foreign bank, or bank group, and / or an investor(s) ("Investors") who may be interested in engaging in a financing arrangement, or in a business combination with the Bank for a substantial Private Placement investment, or an Initial Public Offering / Underwriting (IPO) of its securities on a foreign Stock Market known as the "Transaction". Such an agreement shall be stipulated in writing by a separate Definitive Agreement between Bank and Investor(s); and

     WHEREAS, the Bank desires to retain the services of Advisor to provide business consulting, assistance, and guidance as well as introduction services to such Investor(s) entities.

     IT IS HEREBY MUTUALLY AGREED THAT:

     1. APPOINTMENT. The Bank retains Advisor to find Investor(s) groups interested in effecting a strategic alliance / financing on terms acceptable to the Bank and the Investors. Advisor will endeavor to introduce the Bank to such Investor(s) entities. Advisor is an independent contractor and is not an agent of the Bank and it shall have no authority to bind the Bank in any manner.

     2. BUSINESS INFORMATION. The Bank will furnish Advisor from time to time with current financial statements and business information, in the Russian
Language and appropriate sections translated into English if requested ("Business Information"). Advisor is authorized to send copies of the Business Information to potential Investors. The Bank hereby represents and warrants that all the Business Information provided Advisor pertaining to the Bank shall be true and correct. The volume of information furnished shall be reasonable and sufficient for the consummation of Transaction. Advisor shall provide the Bank, from time to time, with a list of Investors that have been contacted and introduced to Bank's Business Information.

     3. COMPENSATION.

          (A) In the event of a consummated Transaction, the Bank shall pay a cash fee ("Fee") to Advisor upon closing ("Closing") of the Transaction at the amount of 5% of all considerations paid in such Transaction.

"consideration paid in such Transaction" for purposes of this Memorandum shall mean the value of (1) all consideration, including proceeds from the sale of securities of the Bank and its Stockholders in an Underwriting, Investments paid to the Bank and the Stockholders of the Bank

                                                                 Exhibit 10.4(b)

in connection with a Transaction, including cash, securities or other consideration exchanged or paid at Closing; assumption of debt; and any deferred payments including without limitation notes, contingent payments and (2) the aggregate amount of any investment made by the Investor in a joint venture with the Bank. Payment of the applicable Fee set forth above will be made at the Closing of the related Transaction. The Fee shall be payable in cash and any consideration other than cash which is paid in the consummated Transaction shall be valued at its fair market value.

          (B) The Fee to Advisor shall be considered separate and apart from any underwriters compensation or brokerage fee or commission on a Transaction. The Bank shall be responsible for all of their legal, accounting and other expenses associated with a Transaction. The compensation Fee to Advisor shall include all Advisor's expenses associated with Transaction, and/or with performance of Advisor's obligations for the said Memorandum. Bank bears no responsibility for Advisor's expenses associated with Transaction, and/or with performance of Advisor's obligations for the said Memorandum.

          (C) In the event Advisor shall find an Investor that provides for financing of the costs associated with the Bank's Initial Public Offering (IPO) on terms agreeable to the Bank, the per cent value stated in Paragraph 3(A) might be increased. Upon coordinated resolution to increase Advisor's Fee, the Parties shall conclude a separate Exhibit to the given Memorandum.

          (D) Should impossibility of performance of the given Memorandum be a result of circumstances that neither Party is responsible for, Bank shall not reimburse Advisor for expenses incurred.

     4. TERM. This Memorandum shall remain in full force and effect for a period of twenty four (24) months from the above date hereof; provided, however, that Advisor shall be entitled to receive the full Fee set forth in Paragraph 3 hereof in the event an introduction was made by Advisor to an Investor during the term of this Memorandum and a Transaction or other business arrangement is consummated with such Investor within two years from the expiration of this Memorandum.

     5. EXPENSES. Neither Party shall incur any expenses on behalf of the other Party without prior approval in writing. Advisor agrees to use its best efforts to introduce the Bank to one or more possible Investors interested in financing the costs associated with the support of and/or placement of Bank's securities in the Stock Market on terms agreeable to the Bank.

     6. ENTIRE MEMORANDUM. This Memorandum contains the entire understanding of the Parties hereto with respect to the transactions contemplated and may only be amended or modified if reduced to writing and signed by both Parties, and supersedes all prior Memorandums between the Parties with respect to its subject matter whether written or oral. Both Parties represent and warrant to each other that the Parties signing this Memorandum are officers and have full power and authority to enter into this Memorandum and carry out the terms and conditions contemplated hereby.

                                                                 Exhibit 10.4(b)

     7. CAPTIONS, HEADINGS, OR TITLES. All captions, headings or titles in the sections of the Memorandum are inserted for convenience of reference only and shall not constitute a part of this Memorandum or a limitation of scope of the particular sections to which they apply.

     8. COUNTERPARTS. This Memorandum may be signed in counterparts and shall become effective as if executed in a single, complete document as of the date hereof upon its execution by both parties.

     9. GOVERNING LAW. This Memorandum and any modifications, amendments and additions thereto shall be governed in accordance with the laws of the Russian Federation.

     10. CONFIDENTIALITY. The Parties agree that any information disclosed to each other marked "Confidential" shall not be disclosed to any Investor or third party unless prior written permission has been obtained.

     11. DISPUTES AND ARBITRATION. Any controversy or claim arising out of or relating to this Memorandum shall be settled by binding arbitration by the International Court of Arbitration of the International Chamber of Commerce (the "ICC") in accordance with the ICC Rules of Arbitration in effect at the time of the arbitration. The arbitration proceedings shall be conducted in Geneva, Switzerland and in the English language. There shall be three (3) arbitrators, one of whom shall be selected by the Party seeking to initiate the arbitration, one by the other Party and the third by the two arbitrators so selected. The arbitration award shall be given in writing and shall be final and binding on the Parties with respect to the subject matter in controversy. The Parties shall keep confidential the arbitration proceedings and terms of any arbitration award, except as may otherwise be required by law. Each Party shall bear its own legal fees and other costs related to the arbitration, except that the arbitrators shall determine who shall bear the costs of the arbitrators. The arbitrators may determine arbitrability but may not award punitive damages or limit, expand or otherwise modify the terms of this Memorandum.

     12. This Memorandum is made in English and Russian. The English and Russian forms of this Memorandum shall be equally binding. Should any difficulties or ambiguous interpretation of terms and conditions of this Memorandum arise, the Parties shall first attempt to resolve this matter between them. If not successful, the controversy shall be subject to Paragraph 11.

     13. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving Party's address set forth below or to such other address as a Party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telecopy or facsimile transmission and e-mail, (iii) sent by recognized international overnight courier service, or (iv) sent by registered mail, return receipt requested, postage prepaid.

                                                                 Exhibit 10.4(b)

                 If to Bank:

                 President
                 "RDB" Leus D.
                 Tel:  (095) 237-1601
                 Fax:  . (095) 237-1601
                 E-Mail:  www.rdbank.ru

                 If to Advisor:

                 Vladimir Kuznetsov
                 President
                 IPORUSSIA, INC.
                 12 Tompkins Ave.
                 Jericho, New York 11753
                 United States of America
                 Tel. (516) 937-6600
                 Fax: (516) 681-3900
                 E-Mail: info@iporussia.com

     IN WITNESS WHEREOF, Bank and the Advisor have duly signed and executed this Memorandum effective as of the date first written above.



IPORUSSIA, INC.                                 Russian Deposit Bank



By:/s/ Vladimir F. Kusnetsov                    By: /s/ Dmitry Leus
   ---------------------------                      ----------------------------
     Vladimir F. Kusnetsov                          Dmitry Leus
     President & C.E.O.                             President